UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                       November 2, 2004

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400
Irvine, CA 92612
(949) 255-7100
(Address and telephone number of Registrant)

Item 2.02.  Results of Operations and Financial Condition

     On November 2, 2004, Sun Healthcare Group, Inc. ("Sun") issued the press release furnished herewith as Exhibit 99.1 reporting the results of operations for the third quarter ended September 30, 2004. On November 3, 2004, Sun issued the press release furnished herewith as Exhibit 99.2 announcing a change in the application of FIN 46 and providing revised financial statements.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Jennifer L. Botter
Name: Jennifer L. Botter
Title: Vice President and Corporate Controller

Dated:  November 4, 2004

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